                                                               Exhibit 10.27

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of March 30, 1999, is entered into among STYLING TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), BANKBOSTON, N.A., in its capacity as documentation agent (in said capacity, the "Documentation Agent"), and NATIONSBANK, N.A., in its capacity as administrative agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

A. The Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 30, 1998 (as previously modified, supplemented or amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. The Borrower, the Lenders, the Documentation Agent and the Administrative Agent desire to amend the Credit Agreement to add a $5,000,000 overline facility thereto.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent covenant and agree as follows:

1.       AMENDMENTS.

(a) The definition of "Applicable Base Rate Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                           "Applicable Base Rate Margin" means the following per annum percentages, applicable in the following situations:





                                                                Revolving Credit
                                                                Advances and Term                    Overline
                    Applicability                                 Loan Advances                      Advances
                    -------------                               -----------------                    --------
(a)  Initial Pricing Period                                           0.750%                           1.250%


(b)  Subsequent Pricing Period

     (1) The Leverage Ratio is greater than                           1.000%                           1.250%
         or equal to 4.50 to 1

     (2) The Leverage Ratio is less than                              0.750%                           1.250%
         4.50 to 1 but greater than or equal
         to 4.00 to 1

     (3) The Leverage Ratio is greater than                           0.500%                           1.250%
         4.00 to 1 but greater than or equal
         to 3.50 to 1

     (4) The Leverage Ratio is less than                              0.250%                           1.250%
         3.50 to 1 but greater than or equal
         to 3.00 to 1

     (5) The Leverage Ratio is less than                              0.000%                           1.250%
         3.00 to 1

During the Subsequent Pricing Period, the Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the Applicable Base Rate Margin shall be effective on the date which is two Business Days following the date of receipt of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 4.50 to 1 until such time as such financial statements and Compliance Certificate are received.

         (b) The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

             "Applicable LIBOR Rate Margin" means the following per annum percentages, applicable in the following situations:


                                                                Revolving Credit
                                                                Advances and Term                    Overline
                       Applicability                              Loan Advances                      Advances
                       -------------                            -----------------                    --------
(a)  Initial Pricing Period                                           2.250%                           3.000%

(b)  Subsequent Pricing Period

     (1) The Leverage Ratio is greater than                           2.500%                           3.000%
         or equal to 4.50 to 1

     (2) The Leverage Ratio is less than                              2.250%                           3.000%
         4.50 to 1 but greater than or equal
         to 4.00 to 1

     (3) The Leverage Ratio is greater than                           2.000%                           3.000%
         4.00 to 1 but greater than or equal
         to 3.50 to 1

     (4) The Leverage Ratio is less than                              1.750%                           3.000%
         3.50 to 1 but greater than or equal
         to 3.00 to 1

     (5) The Leverage Ratio is less than                              1.500%                           3.000%
         3.00 to 1


During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the Applicable LIBOR Rate Margin shall be effective on the date which is two Business Days following the date of receipt of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 4.50 to 1 until such time as such financial statements and Compliance Certificate are received.

         (c) The definition of "Applicable Specified Percentage" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

             "Applicable Specified Percentage" means the Revolving Credit Specified Percentage, the Term Loan Specified Percentage, the Overline Specified Percentage or the Total Specified Percentage, as applicable in the context used.

         (d) The definition of "Commitments" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:


             "Commitments" means, collectively, the Revolving Credit Commitment, the Overline Commitment and the Term Loan Commitment, as reduced from time to time in the case of the Revolving Credit Commitment and the Overline Commitment pursuant to Section 2.6 hereof.

         (e) The definition of "Determining Lenders" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

             "Determining Lenders" means (a) on any date of determination on which there are only two Lenders, each of the Lenders, and (b) on any date of determination on which there are more than two Lenders, any combination of Lenders whose Total Specified Percentages aggregate more than 50%; provided, however, in the event that there are more than two Lenders and all of the Commitments have been terminated, "Determining Lenders" means, on the date of determination, any combination of Lenders having more than 50% of the Advances then outstanding.

         (f) The definition of "Notes" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

             "Notes" means, collectively, the Revolving Credit Notes, the Term Loan Notes and the Overline Notes.

         (g) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

             "Overline Advance" means an Advance made pursuant to Section 2.1(d) hereof.

             "Overline Commitment" means $5,000,000, as reduced pursuant to
         Section 2.6 hereof.

             "Overline Commitment Fee" has the meaning specified in Section 2.4(c) hereof.

             "Overline Commitment Maturity Date" means the earliest of (i) June 30, 1999, (ii) the date of an offering of Capital Stock of the Borrower after March 31, 1999 or (iii) the date of termination in whole of the Overline Commitment pursuant to Section 2.6 or 8.2 hereof.

             "Overline Notes" means the promissory notes of the Borrower evidencing Overline Advances hereunder, substantially in the form of Exhibit L hereto, together with any extension, renewal, or amendment thereof, or substitution therefor.

             "Overline Specified Percentage" means, as to any Lender, the percentage obtained by dividing such Lender's portion of the Overline Commitment (or the Overline Advances owing to such Lender after the Overline Commitment has terminated) by the Overline Commitment (or to the aggregate principal amount of Overline Advances after the Overline Commitment has terminated), which percentage for each Lender shall be set forth on Section 1.1(b) hereto.

         (h) The definition of "Total Specified Percentage" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

             "Total Specified Percentage" means, as to any Lender, the percentage obtained by dividing the sum of such Lender's portion of the Revolving Credit Commitment, the Term Loan Commitment and the Overline Commitment (or Revolving Credit Advances, Term Loan Advances and Overline Advances owing to such Lender after the Revolving Credit Commitment, the Term Loan Commitment and the Overline Commitment have been terminated) by the sum of the Revolving Credit Commitment, the Term Loan Commitment and the Overline Commitment (or to the sum of the aggregate principal amount of the Revolving Credit Advances, the Term Loan Advances and the Overline Advances if the Revolving Credit Commitment, the Term Loan Commitment and the Overline Commitment have been terminated).

         (i) Section 2.1 of the Credit Agreement is hereby amended by adding a subsection (d) thereto to read as follows:


             (d) Overline Advances. Each Lender severally agrees, upon the terms and conditions of this Agreement, to make Overline Advances to the Borrower from time to time up to but not including the Overline Commitment Maturity Date in an aggregate not to exceed its Overline Specified Percentage of the Overline Commitment, for the purposes set forth in Section 5.8(a) hereof. Subject to Section 2.9 hereof and the immediately following sentence, Overline Advances may be repaid and then reborrowed. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, in no event shall (a) the aggregate principal amount of all Overline Advances exceed the Overline Commitment, (b) the sum of the principal amount of all outstanding (i) Revolving Credit Advances, (ii) Reimbursement Obligations and (iii) Overline Advances exceed the lesser of (i) the Revolving Credit Commitment plus the Overline Commitment and (ii) the Borrowing Base,
         (c) any Overline Advances be made unless the Unused Portion is zero, or
         (d) any Revolving Credit Advance be repaid at any time that any Overline Advance is outstanding (other than in respect of payments pursuant to Sections 2.10(d) and 2.12 hereof and any proceeds of Collateral, where payments are shared as provided therein and in the Collateral Documents).

         (j) Section 2.2(e) of the Credit Agreement is hereby amended by adding the following sentence thereto at the end thereof.


             All Overline Advances shall be made by each Lender in accordance with its Overline Specified Percentage.

         (k) Section 2.3(c) of the Credit Agreement is hereby amended by adding", the Overline Commitment Maturity Date" to the seventh line thereof immediately following "Revolving Credit Commitment Maturity Date".

         (l) Section 2.4 of the Credit Agreement is hereby amended by adding a subsection (c) thereto to read as follows:


             (c) Overline Commitment Fee. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the account of the Lenders according to their Overline Specified Percentages, a commitment fee of 0.50% per annum on the daily average unused portion of the Overline Commitment during the period commencing on April 5, 1999 and ending on the Overline Commitment Maturity Date. Such fee shall be (i) payable in arrears on each Quarterly Date and on the Overline Commitment Maturity Date, (ii) fully earned when due and, subject to Section 11.9 hereof, nonrefundable when paid and (iii) subject to Section 11.9 hereof, computed on the basis of a 360-day year for the actual number of days elapsed.

         (m) Section 2.5(b) of the Credit Agreement is hereby amended to read as follows:

             (b) Mandatory Prepayment. On or before the date of any reduction of
         (a) the Revolving Credit Commitment and provided the Overline Commitment has been terminated, the Borrower shall prepay applicable outstanding Revolving Credit Advances in an amount necessary to reduce the sum of outstanding Revolving Credit Advances and Reimbursement Obligations to an amount less than or equal to the lesser of (i) the Revolving Credit Commitment as so reduced and (ii) the Borrowing Base and (b) the Overline Commitment, the Borrower shall prepay applicable outstanding Overline Advances in an amount necessary to reduce the sum of outstanding Overline Advances to an amount less than or equal to the Overline Commitment as so reduced. To the extent required by the immediately preceding sentence, the Borrower shall first prepay all Base Rate Advances and shall thereafter prepay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof; provided, however, the Lenders acknowledge and agree that no other penalties or premiums shall be paid in connection with such prepayment. To the extent that at any time the aggregate principal amount of Revolving Credit Advances, Reimbursement Obligations and Overline Advances outstanding hereunder exceed the lesser of (i) the Revolving Credit Commitment and the Overline Commitment and (ii) the Borrowing Base, the Borrower shall immediately repay Overline Advances first and then Revolving Credit Advances in an amount equal to such excess.

         (n) Section 2.6 of the Credit Agreement is hereby amended to read as follows:

             Section 2.6 Reduction of Revolving Credit Commitment and Overline Commitment.

             (a) Voluntary Reduction. Provided that the Overline Commitment has been terminated, the Borrower shall have the right, upon not less than 5 Business Days' notice by an Authorized Signatory to the Administrative Agent (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Revolving Credit Commitment. Each partial termination shall be in an aggregate amount which is at least $1,000,000 and which is an integral multiple thereof, and no voluntary reduction in the Revolving Credit Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period unless the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. The Borrower shall have the right, upon not less than 5 Business Days' notice by an Authorized Signatory to the Administrative Agent (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Overline Commitment. Each partial termination shall be in an aggregate amount which is at least $1,000,000 and which is an integral multiple thereof, and no voluntary reduction in the Overline Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period unless the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof.

             (b) Mandatory Reduction. On the Revolving Commitment Maturity Date, the Revolving Credit Commitment shall be automatically reduced to zero. On the Term Loan Commitment Termination Date, the Term Loan Commitment shall be automatically reduced to zero. On the Overline Commitment Maturity Date, the Overline Commitment shall be automatically reduced to zero.

             (c) General Requirements. Upon any reduction of the Revolving Credit Commitment or the Overline Commitment pursuant to this Section, the Borrower shall immediately make a repayment of Revolving Credit Advances or Overline Advances, as appropriate, in accordance with
         Section 2.5(b) hereof. The Borrower shall reimburse each Lender in connection with any such payment in accordance with Section 2.9 hereof to the extent applicable. The Borrower shall not have any right to rescind any termination or reduction. Once reduced, the Revolving Credit Commitment or the Overline Commitment may not be increased or reinstated.

         (o) Section 2.8 of the Credit Agreement is hereby amended by adding a subsection (c) thereto to read as follows:


             (c) Overline Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Overline Advances shall be due and payable on the Overline Commitment Maturity Date.

         (p) Section 5.8 of the Credit Agreement is hereby amended to read as follows:

             Section 5.8 Use of Proceeds. The proceeds (a) of the Revolving Credit Advances shall be used by the Borrower to finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries, including Acquisitions permitted hereunder, (b) the Overline Advances shall be used by the Borrower to finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries, excluding, however, Acquisitions permitted hereunder, and (c) of the Term Loan Advances shall be used by the Borrower to finance Acquisitions permitted hereunder.

         (q) Section 7.11 of the Credit Agreement is hereby amended to read as follows:

             Section 7.11 Maximum Leverage Ratio. At the end of each fiscal quarter occurring below or at the end of each fiscal quarter occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite such fiscal quarter or opposite the period in which such fiscal quarter occurs:

                                              Period of Fiscal Quarter                                    Ratio
                                              ------------------------                                    -----

                 From and including the Agreement Date to and including December 31, 1998                4.75 to 1

                 Fiscal quarter ending March 31, 1999                                                    4.85 to 1

                 Fiscal quarter ending June 30, 1999                                                     4.75 to 1

                 From and including July 1, 1999 to but not including December 31, 1999                  4.25 to 1

                 From and including December 31, 1999 to but not including June 30, 2000                 3.75 to 1

                 From and including June 30, 2000 to but not including December 31, 2000                 3.25 to 1

                 From and including December 31, 2000 and thereafter                                     3.00 to 1

         (r) Section 11.6 of the Credit Agreement is hereby amended by amending subsection (f) thereof by revising the last sentence thereof to read as follows:

         Such new Notes shall be in an aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A and/or B and/or L hereto, as applicable.

         (s) Section 11.11 of the Credit Agreement is hereby amended by amending subclause (a)(vii) thereof to read as follows:


         (vii) amend the definition of "Determining Lenders", "Total Specified Percentage", "Revolving Credit Specified Percentage", "Term Loan Specified Percentage", or "Overline Specified Percentage",

         (t) Schedule 1.1(b) of the Credit Agreement is hereby amended to be in the form of Schedule 1.1(b) to this First Amendment.


         (u) Exhibit E to the Credit Agreement is hereby amended to be in the form of Exhibit E to this First Amendment.

         (v) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this First Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full corporate power and authority to execute and deliver this First Amendment, the $2,500,000 Overline Note payable to the order of NationsBank, N.A. and the $2,500,000 Overline Note payable to the order of BankBoston, N.A. (collectively, the "Overline Notes"), and this First Amendment, the Overline Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment, the Overline Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject, except for matters which could not reasonably be expected to have a Material Adverse Effect; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this First Amendment or the Overline Notes, or the acknowledgment of this First Amendment by each Guarantor.

         Notwithstanding the foregoing, Lenders acknowledge that Ft. Pitt Acquisition, Inc., a Pennsylvania corporation, Ft. Pitt-Framesi, Inc., a Pennsylvania corporation, Styling Technology Nail Corporation, an Arizona corporation, and Styl Institute, Inc., an Arizona corporation, may not have been timely added as guarantors of the obligations of the Borrower under the Credit Agreement, but that such actions have occurred on or prior to the date of this Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of March 30, 1999, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

         (d) no Default or Event of Default shall have occurred and be continuing;

         (e) NationsBank, N.A. shall have received its Overline Note, duly executed by the Borrower;

         (f) BankBoston, N.A. shall have received its Overline Note, duly executed by the Borrower;

         (g) the Administrative Agent shall have received (i) a certified copy of a resolution of the Borrower of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment and the Overline Notes and (ii) an opinion of counsel to Borrower with respect to the matters relating to the Borrower covered in Sections 2(c), (d) and (e) of this First Amendment, in form and substance satisfactory to the Administrative Agent;

         (h) NationsBank, N.A. and BankBoston, N.A. shall have received a fee for its agreement to extend the Overline Commitment in an amount agreed upon by the Borrower, NationsBank, N.A. and BankBoston, N.A.; and

         (i) the Administrative Agent shall have received payment of outstanding legal fees owed to its counsel.

         4. GUARANTOR ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (ii) include the Overline Advances, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended).

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to the principles of conflicts of laws) and the United States of America, and shall be binding upon the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

--------------------------------------------------------------------------------
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.

                         STYLING TECHNOLOGY CORPORATION

                         By: /S/ Richard R. Ross
                            ------------------------
                         Name: Richard R. Ross
                         Title: Vice President

                         NATIONSBANK, N.A., as Administrative Agent, a Lender and Issuing Bank

                         By: /S/ Natalie E. Herbert
                            -----------------------------
                         Name: Natalie E. Herbert
                         Title: Vice President

                          BANKBOSTON, N.A., as Documentation Agent and as a Lender

                         By:  /s/ C.B. Moore
                            ____________________________________________________

                         Name:   C.B. Moore
                              __________________________________________________

                         Title:   Vice President
                               _________________________________________________

ACKNOWLEDGED AND AGREED:

GENA LABORATORIES, INC., a
Texas corporation

By:  /s/ Michael L. Kaplan
   _____________________________________

Name:  Michael L. Kaplan
     ___________________________________

Title:  Vice President
      __________________________________

J.D.S. MANUFACTURING CO., INC.,
a California corporation

By:  /s/ Michael L. Kaplan
   _____________________________________

Name:  Michael L. Kaplan
     ___________________________________

Title:  Vice President
      __________________________________

U.K. ABBA PRODUCTS, INC., a
California corporation

By:  /s/ Michael L. Kaplan
   _____________________________________

Name:  Michael L. Kaplan
     ___________________________________

Title:  Vice President
      __________________________________

EUROPEAN TOUCH CO., INCORPORATED,
a Wisconsin corporation

By:  /s/ Michael L. Kaplan
   _____________________________________

Name:  Michael L. Kaplan
     ___________________________________

Title:  Vice President
      __________________________________

EUROPEAN TOUCH, LTD II, a Wisconsin
corporation

By:  /s/ Michael L. Kaplan
   _____________________________________

Name:  Michael L. Kaplan
     ___________________________________

Title:  Vice President
      __________________________________

BEAUTY PRODUCTS, INC., a Wisconsin
corporation

By:  /s/ Michael L. Kaplan
   _____________________________________

Name:  Michael L. Kaplan
     ___________________________________

Title:  Vice President
      __________________________________

COSMETICS INTERNATIONAL, INC.,
a Wisconsin corporation

By:     /s/ Michael L. Kaplan
     ------------------------------
Name:   Michael L. Kaplan
Title:  Vice President

STYLING TECHNOLOGY NAIL CORPORATION,
an Arizona corporation

By:     /s/ Michael L. Kaplan
     ------------------------------
Name:   Michael L. Kaplan
Title:  Vice President

FT. PITT ACQUISITION, INC., a Pennsylvania corporation

By:     /s/ Michael L. Kaplan
     ------------------------------
Name:   Michael L. Kaplan
Title:  Vice President

FT. PITT-FRAMESI, INC., a Pennsylvania
corporation

By:     /s/ Michael L. Kaplan
     ------------------------------
Name:   Michael L. Kaplan
Title:  Vice President

STYL INSTITUTE, INC., an Arizona corporation

By:     /s/ Michael L. Kaplan
     ------------------------------
Name:   Michael L. Kaplan
Title:  Vice President